UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2025

Starz Entertainment Corp.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	1-14880	N/A
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

250 Howe Street, 20th Floor

Vancouver, British Columbia V6C 3R8

and

1647 Stewart Street

Santa Monica, California 90404

(Address of principal executive offices)

Registrant’s telephone number, including area code: (877) 848-3866

Lions Gate Entertainment Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Shares, no par value per share	STRZ	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the closing on May 6, 2025 of the transactions contemplated by that certain Arrangement Agreement (the “Arrangement Agreement”), dated as of January 29, 2025, as amended by an amending agreement (the “Arrangement Agreement Amendment”) dated March 12, 2025, by and among Starz Entertainment Corp. (f/k/a Lions Gate Entertainment Corp.), a British Columbia corporation (“Starz”), Lionsgate Studios Corp. (formerly known as Lionsgate Studios Holding Corp.), a British Columbia corporation (the “Company” or “New Lionsgate”), Lionsgate Studios Holding Corp. (formerly known as Lionsgate Studios Corp.), a British Columbia corporation (“Legacy LG Studios”) and LG Sirius Holdings ULC, a British Columbia unlimited liability corporation that was voluntarily dissolved in accordance with Section 314 of the Business Corporations Act (British Columbia) and the regulations made thereunder (“LG Sirius,” and together with Starz, New Lionsgate, and Legacy LG Studios, the “Parties”, and the agreement, the “Arrangement Agreement”). At all times prior to the completion of the Transactions, Starz is hereinafter referred to as Old Lionsgate.

On May 6, 2025, pursuant to the Arrangement Agreement, Old Lionsgate completed the separation of the businesses of New Lionsgate and Starz through a series of transactions described below (the “Transactions”), resulting in two separately traded public companies: (1) New Lionsgate, which holds, directly and through subsidiaries, the motion picture and television studio operations previously held by Old Lionsgate (the “Studios Business”) and (2) Starz, which holds, directly and through subsidiaries, the other businesses that were previously held by Old Lionsgate, including the STARZ-branded premium subscription platforms (the “Starz Business”).

In connection with the completion of the Transactions, among other things:

•

Old Lionsgate shareholders first received (i) in exchange for each outstanding Class A voting share of Old Lionsgate, without par value (“LGEC Class A shares”), that they held: one New Lionsgate Class A voting common share, without par value (“New Lionsgate Class A shares”); one New Lionsgate Class C preferred share, with one-half (1/2) of a vote per share, without par value (“New Lionsgate Class C preferred shares”) and (ii) in exchange for each outstanding Class B non-voting share of LGEC, without par value (“LGEC Class B shares”), that they held: one New Lionsgate Class B non-voting common share, without par value (“New Lionsgate Class B shares”) and one New Lionsgate Class C preferred share, without par value. Such exchange transactions by LGEC shareholders are collectively referred to as the “Initial Share Exchange”.

•	Old Lionsgate changed its name to Starz Entertainment Corp. and created a new class of voting common shares, without par value (“Starz Common Shares”).

•

New Lionsgate created a new class of common shares, without par value (“New Lionsgate Common Shares”) and New Lionsgate shareholders (formerly Old Lionsgate shareholders) received, in exchange for each New Lionsgate Class A share they held, together with each New Lionsgate Class C preferred share they held and which was issued in exchange for an LGEC Class A share in the Initial Share Exchange, one and twelve one-hundredths (1.12) New Lionsgate new common shares and one and twelve one-hundredths (1.12) Starz common shares and in exchange for each New Lionsgate Class B share they held, together with each New Lionsgate Class C preferred share they held and which was issued in exchange for an LGEC Class B share in the Initial Share Exchange, one New Lionsgate Common Share and one Starz Common Share. Such exchange transactions by Old Lionsgate shareholders are collectively referred to as the “Second Share Exchange.”

•	As a result of the steps described above, each of New Lionsgate and Starz have a single class of “one share, one vote” common shares.

•	Following the Second Share Exchange, the Starz Common Shares were consolidated on a 15-to-1 basis, such that every fifteen (15) Starz Common Shares were consolidated into one (1) Starz Common Share.

•

Legacy LG Studios shareholders, other than New Lionsgate and dissenting shareholders, received, in exchange for each LG Studios common share, without par value (“Legacy LG Studios Common Shares”), they held, a number of New Lionsgate Common Shares equal to the product of the LG Studios

Consideration Shares divided by the total number of Legacy LG Studios Common Shares issued and outstanding immediately prior to the Arrangement Effective Time (as defined in the Arrangement Agreement) and held by Legacy LG Studios shareholders other than LG Sirius (such shares, the “LG Studios Flip Shares” and such ratio, the “LG Studios Reorganization Ratio”). The LG Studios Consideration Shares equals the aggregate number of Legacy LG Studios Common Shares obtained when the LG Studios Flip Percentage is multiplied by the quotient of (a) the aggregate number of New Lionsgate Common Shares issued to New Lionsgate shareholders (formerly Old Lionsgate shareholders) in the Second Share Exchange divided by (b) 1 minus the LG Studios Flip Percentage. The LG Studios Flip Percentage equals the quotient, expressed as a percentage, of (1) the LG Studios Flip Shares divided by (2) the total number of Legacy LG Studios Common Shares issued and outstanding immediately prior to the Arrangement Effective Time (as defined in the Arrangement Agreement). The LG Studios Reorganization Ratio was determined to be 0.989632. Such transactions by LG Studios shareholders are collectively referred to as the “LG Studios Flip.”

Following completion of the Transactions, New Lionsgate Common Shares, began trading under the symbol “LION” on the New York Stock Exchange (“NYSE”) and Starz Common Shares began trading under the symbol “STRZ” on the Nasdaq Global Select Market (“NASDAQ”).

The issuance of Starz Common Shares in connection with the Transactions was registered under the Securities Act of 1933, as amended, pursuant to the registration statement on Form S-4 (File No. 333-282630-02) initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 15, 2024, as amended by Amendment No. 1 as filed with the SEC on November 27, 2024, as amended by Amendment No. 2 as filed with the SEC on December 31, 2024, as amended by Amendment No. 3 as filed with the SEC on January 27, 2025, as amended by Amendment No.4 as filed with the SEC on February 24, 2025, as amended by Amendment No. 5 as filed with the SEC on March 13, 2025 (as so amended, the “Registration Statement”), by New Lionsgate and Starz, and declared effective on March 14, 2025. The definitive joint proxy statement/prospectus, dated March 14, 2025, of each of Old Lionsgate and Legacy LG Studios that forms part of the Registration Statement contains additional information about the Transactions.

The foregoing description of the Arrangement Agreement and the Transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Arrangement Agreement and the Arrangement Agreement Amendment, which are incorporated herein by reference to Exhibit 2.1 and Exhibit 2.2 to the Registration Statement, respectively.

Item 1.01.	Entry into a Material Definitive Agreement.

On May 6, 2025, Starz entered into several agreements with Legacy LG Studios and New Lionsgate in connection with the completion of the Transactions, including the following:

•	Separation Agreement;

•	Transition Services Agreement;

•	Employee Matters Agreement; and

•	Amendment to Tax Matters Agreement, pursuant to which New Lionsgate was made a party to the Tax Matters Agreement.

In addition, Starz entered into several agreements with each of Discovery Lightning Investments Ltd., Warner Bros. Discovery, Inc., Liberty Global Ventures Limited, Liberty Global Ltd., MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, MHR Institutional Partners II LP, MHR Institutional Partners IIA LP, MHR Institutional Partners III LP, MHR Institutional Partners IV LP and MHR Fund Management LLC and affiliated funds thereto, including the following:

•	Starz Voting Agreement;

•	Starz Registration Rights Agreements; and

•	Starz Investor Rights Agreement.

A summary of the principal terms of each of these agreements (including the agreements entered into with Legacy LG Studios and New Lionsgate) is set forth in the section entitled “Certain Relationships and Related Party Transactions” contained in the Registration Statement. These summaries are incorporated herein by reference. The summaries do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11 and 10.12 respectively, and are incorporated herein by reference.

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the completion of the Transactions contemplated by the Arrangement Agreement, on May 6, 2025, all outstanding obligations in respect of principal, interest and fees under that certain Credit Agreement, dated as of December 8, 2016 (as amended, restated, supplemented or otherwise modified from time to time), among Old Lionsgate, the guarantors from time to time party thereto, the lenders referred to therein and JPMorgan Chase Bank, N.A., as administrative agent, were repaid in full and all commitments thereunder were terminated.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 6, 2025, in connection with the consummation of the Transactions, Starz entered into a new credit agreement (the “Credit Agreement”) with Starz Capital Holdings LLC, as borrower (the “Borrower”), the guarantors referred to therein, the lenders referred to therein and JPMorgan Chase Bank, N.A., as administrative agent.

The Credit Agreement provides for (i) a $300.0 million senior secured term loan credit facility and (ii) a $150.0 million senior secured revolving credit facility. The Credit Agreement and commitments thereunder will mature on the date that is four years after the closing date of the facility. Borrowings under the Credit Agreement will bear interest at a rate per annum equal to, at the Borrower’s option, either Term SOFR (subject to a 0.00% floor) or a base rate, in each case plus an applicable margin initially of 3.00% for Term SOFR loans and 2.00% for base rate loans. On and after the first full fiscal quarter of Starz after the Closing Date, the applicable margin will vary based on the Borrower’s Net Total Leverage Ratio (as defined in the Credit Agreement).

The Borrower will pay a commitment fee equal to 0.375% per annum in respect of unutilized commitments thereunder.

Borrowings under the Credit Agreement may be used for working capital needs and other general corporate purposes, including the financing of permitted acquisitions and investments.

The Borrower’s obligations under the Credit Agreement are guaranteed by Starz and substantially all of its wholly owned restricted subsidiaries and secured by substantially all assets of the Borrower and the guarantors, in each case subject to certain customary exceptions.

The Credit Agreement contains certain customary affirmative and negative covenants that limit the ability of the Borrower and its restricted subsidiaries, among other things and subject to certain significant exceptions, to incur debt or liens, make investments, enter into certain mergers, consolidations, asset sales and acquisitions, pay dividends and make other restricted payments and enter into transactions with affiliates. The Credit Agreement also contains events of default customary for financings of this type, including relating to a change of control.

In addition, the Credit Agreement contains financial covenants requiring the Borrower to maintain (A) a Net Total Leverage Ratio, as of the last day of each fiscal quarter of Starz ending on and after (i) June 30, 2025, no greater than 4.50 to 1.00; (ii) March 31, 2026, no greater than 4.25 to 1.00; (iii) March 31, 2027, no greater than 4.00 to 1.00; and (iv) March 31, 2028, no greater than 3.50 to 1.00; (B) a Net First Lien Leverage Ratio (as defined in the Credit Agreement) no greater than 3.00 to 1.00; and (C) an Interest Coverage Ratio (as defined in the Credit Agreement) no less than 2.50 to 1.00.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement attached hereto as Exhibit 10.14 and incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 6, 2025, in connection with the consummation of the Transactions, Old Lionsgate notified NYSE of the completion of the Transactions and requested that LGEC Class A shares and LGEC Class B shares be withdrawn from listing on NYSE and Legacy LG Studios notified NASDAQ of the completion of the Transactions and requested that Legacy LG Studios Common Shares be withdrawn from listing on NASDAQ. In addition, each of Old Lionsgate and Legacy LG Studios requested of NYSE and NASDAQ the filing of a notification of removal from listing on Form 25 with the SEC with respect to the LGEC Class A shares and LGEC Class B shares and Legacy LG Studios Common Shares, respectively, to report the delisting of LGEC Class A shares and LGEC Class B shares from NYSE and the delisting of Legacy LG Studios Common Shares from NASDAQ and to suspend trading of LGEC Class A shares and LGEC Class B shares on NYSE and Legacy LG Studios Common Shares on NASDAQ.

Each of Starz (on behalf of Old Lionsgate) and Legacy LG Studios intends to file with the SEC a certificate of notice of termination on Form 15 with respect to the LGEC Class A shares and LGEC Class B shares and Legacy LG Studios Common Shares, respectively, requesting that the LGEC Class A shares and LGEC Class B shares and Legacy LG Studios Common Shares, respectively, be deregistered under the Exchange Act, and that the reporting obligations of Old Lionsgate with respect to the LGEC Class A shares and LGEC Class B shares and of Legacy LG Studios with respect to the Legacy LG Studios Common Shares under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note, Item 2.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K with respect to the Transactions is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors and Committee Appointments

In accordance with the terms of the Arrangement Agreement, Starz’s notice of articles were amended to remove all directors of Starz and to name Michael Burns, Mignon L. Clyburn, Emily Fine, Lisa Gersh, Dr. Marc Graboff, Jeffrey A. Hirsch, Bruce Mann, Dr. Mark H. Rachesky, Joshua W. Sapan, Hardwick Simmons and Harry E. Sloan as the members of the Starz board of directors (the “Starz Board”) effective as of the completion of the Transactions. In connection therewith, Michael Burns was appointed Non-Executive Chair of the Starz Board and the directors identified below were designated and appointed to the following committees of the Starz Board:

Audit & Risk Committee: Mignon Clyburn, Marc Graboff, Hardwick Simmons (Chair) and Harry E. Sloan

Nominating & Corporate Governance Committee: Lisa Gersh (Chair), Emily Fine and Bruce Mann

Compensation and Human Resources Committee: Lisa Gersh, Dr. Mark H. Rachesky, M.D. and Joshua W. Sapan (Chair)

Immediately following the completion of the Transactions, Starz adopted compensatory arrangements for the non-employee directors of the Starz Board that are substantially similar to the compensatory arrangements that were in place for non-employee members of the Old Lionsgate Board of Directors. These will remain subject to the review of, and may generally be modified by, the Compensation Committee of the Starz Board.

Removal of Officers

In connection with the Transactions and effective immediately prior thereto, the following individuals were each removed from their respective positions of Old Lionsgate and Legacy LG Studios:

Jon Feltheimer	Chief Executive Officer

Michael Burns	Vice Chair

James W. Barge	Chief Financial Officer

Brian Goldsmith	Chief Operating Officer

Bruce Tobey	Executive Vice President and General Counsel

Appointment of Officers

In addition, in connection with the Transactions and effective immediately prior thereto, the following individuals were appointed as executive officers of Starz (together, the “Starz Executive Officers”) as set forth in the table below:

Jeffrey A. Hirsch	President and Chief Executive Officer

Alison Hoffman	President, Starz Networks

Scott Macdonald	Chief Financial Officer and Treasurer

Jason Wyrick	Executive Vice President, Technology

Audrey Lee	Executive Vice President, General Counsel and Secretary

Biographical information for each of the Starz Executive Officers can be found in the Registration Statement and is incorporated by reference into this Item 5.02.

Employment Agreements

In connection with the Transactions and pursuant to the Employee Matters Agreement, an affiliate of Starz assumed or retained, as applicable, the existing employment and severance agreements (the “Starz Executive Officer Agreements”) for each of the Starz Executive Officers. A summary of the principal terms of each of the Starz Executive Officer Agreements is set forth in the section entitled “Employment and Severance Agreements of Starz Executive Officers” contained in the Registration Statement. These summaries are incorporated herein by reference. The summaries do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, which are attached hereto as Exhibits 10.15-10.21.

Performance Incentive Plan by Starz

On May 6, 2025, the Starz Entertainment Corp. 2025 Performance Incentive Plan (the “Starz 2025 Plan”) became effective, with respect to 3,325,000 Starz Common Shares. The Starz 2025 Plan was approved prior to the Transactions by the Board of Directors of Old Lionsgate, to be effective as of the date of the Transactions, subject to the approval of holders of LGEC Class A shares, as further described in the Registration Statement, which approval was obtained on April 23, 2025. Awards outstanding under the equity plans of Old Lionsgate immediately prior to the Transactions held by Old Lionsgate employees and directors who became employees or directors of Starz were converted into awards of Starz immediately after the Transactions and assumed under the Starz 2025 Plan, except that awards of individuals who will be serving as non-employee directors of both New Lionsgate and Starz were only partially converted into awards under the Starz 2025 Plan. The foregoing description of the Starz 2025 Plan and the terms and conditions of awards pursuant to the Starz 2025 Plan does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 10.22 and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

In connection with the completion of the Transactions and pursuant to the Arrangement Agreement, the notice of articles of Starz were amended in their entirety. Copies of Starz’s Articles and Notice of Articles are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 8.01.	Other Events.

On May 7, 2025, Starz issued a press release announcing the completion of the Transactions. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro forma financial information.

The pro forma financial information included in the section of the Registration Statement entitled “Unaudited Pro Forma Condensed Combined Financial Information of Starz” is incorporated by reference into this Item 9.01.

(d) Exhibits.

2.1	Arrangement Agreement, dated as of January 29, 2025, by and among Lions Gate Entertainment Corp., Lionsgate Studios Holding Corp., Lionsgate Studios Corp., and LG Sirius Holdings ULC (incorporated by reference to Exhibit 2.1 to the Registration Statement).

2.2	Amendment No. 1 to Arrangement Agreement, dated as of March 12, 2025, by and among Lions Gate Entertainment Corp., Lionsgate Studios Holding Corp., Lionsgate Studios Corp., and LG Sirius Holdings ULC (incorporated by reference to Exhibit 2.2 to the Registration Statement).

3.1	Articles of Starz Entertainment Corp.

3.2	Notice of Articles of Starz Entertainment Corp.

4.1	Indenture, dated as of April 1, 2021, by and among Lions Gate Capital Holdings, LLC the Guarantors named therein, and Deutsche Bank Trust Company, as Trustee.

4.1.1x	Supplemental Indenture No. 1, dated as of June 29, 2021.

4.1.2x	Supplemental Indenture No. 2, dated as of October 31, 2021.

4.1.3x	Supplemental Indenture No. 3, dated as of March 15, 2022.

4.1.4x	Supplemental Indenture No. 4, dated as of July 21, 2022.

4.1.5x	Supplemental Indenture No. 5, dated as of January 12, 2023.

4.1.6x	Supplemental Indenture No. 6, dated as of June 21, 2023.

4.1.7x	Supplemental Indenture No. 7, dated as of May 6, 2025.

4.1.8x	Supplemental Indenture No. 8, dated as of March 29, 2024

4.1.9x	Supplemental Indenture No. 9, dated as of April 23, 2024.

4.1.10x	Supplemental Indenture No. 10, dated as of May 8, 2024.

4.1.11x	Supplemental Indenture No. 11, dated as of May 13, 2024.

4.1.12x	Supplemental Indenture No. 12, dated as of September 25, 2024.

4.1.13x	Supplemental Indenture No. 13, dated as of December 31, 2024.

4.1.14x	Supplemental Indenture No. 14, dated as of February 3, 2025.

4.1.15.x	Supplemental Indenture No. 15, dated as of February 3, 2025.

4.1.16.x	Supplemental Indenture No. 16, dated as of April 3, 2025.

10.1	Separation Agreement, dated as of May 6, 2025, by and among Lions Gate Entertainment Corp., Lionsgate Studios Holding Corp., Lionsgate Studios Corp., and LG Sirius Holdings ULC.

10.2	Transition Services Agreement, dated as of May 6, 2025, by and between Starz Entertainment, LLC and Lions Gate Entertainment, Inc.

10.3	Employee Matters Agreement, dated as of May 6, 2025, by and among Lionsgate Studios Holding Corp., Lionsgate Studios Corp., LG Sirius Holdings ULC and Lions Gate Entertainment Corp.

10.4	Tax Matters Agreement by and between Lions Gate Entertainment Corp. and Lionsgate Studios Holding Corp. (incorporated by reference to Exhibit 10.1 to the Registration Statement).

10.5	Amendment to Tax Matters Agreement, dated as of May 6, 2025, by and between Lions Gate Entertainment Corp. and Lionsgate Studios Holding Corp.

10.6	Form of Sponsor Option Agreement by and among Screaming Eagle Acquisition Corp, Eagle Equity Partners V, LLC and SEAC II Corp. (incorporated by reference to Exhibit 10.32 to the Registration Statement).

10.7	Amendment to Sponsor Option Agreement, dated as of May 6, 2025, by and among Lionsgate Studios Holding Corp. and Eagle Equity Partners V, LLC.

10.9	Voting Agreement, dated as of May 6, 2025, by and among Starz Entertainment Corp., Lionsgate Studios Corp., Liberty Global Ventures Limited, Discovery Lightning Investments LTD., MHR Fund Management, LLC, Liberty Global LTD., Warner Bros. Discovery, Inc. and Mammoth Funds (as defined therein).

10.10	Registration Rights Agreement, dated as of May 6, 2025, by and among Starz Entertainment Corp. and the MHR Group (as defined therein).

10.11	Registration Rights Agreement, dated as of May 6, 2025, by and between Starz Entertainment Corp. and Discovery Lightning Investments Ltd.

10.12	Registration Rights Agreement, dated as of May 6, 2025, by and between Starz Entertainment Corp. and Liberty Global Incorporated Limited.

10.13	Investor Rights Agreement, dated as of May 6, 2025, by and among Starz Entertainment Corp., MHR Fund Management, LLC, Liberty Global Ventures Limited, Discovery Lightning Investments LTD., Liberty Global LTD., Warner Bros Discovery, Inc. and Mammoth Funds.

10.14	Credit and Guarantee Agreement, dated as of May 6, 2025, among Starz Capital Holdings LLC, as borrower, the guarantors party thereto, the lenders referred to therein, and JPMorgan Chase Bank, N.A., as administrative agent.

10.15	Amendment No. 2 to Employment Agreement between Jeffrey A. Hirsch and Starz Entertainment LLC, dated as of July 31, 2024 (incorporated by reference to Exhibit 10.16 to the Registration Statement).

10.16	Employment Agreement between Alison Hoffman and Starz Entertainment, LLC, dated as of September 5, 2024 (incorporated by reference to Exhibit 10.17 to the Registration Statement).

10.17	Amendment No. 1 to Employment Agreement between Alison Hoffman and Starz Entertainment, LLC, dated as of March 15, 2023 (incorporated by reference to Exhibit 10.18 to the Registration Statement).

10.18	Amendment No. 2 to Employment Agreement between Alison Hoffman and Starz Entertainment, LLC, dated as of August 23, 2024 (incorporated by reference to Exhibit 10.19 to the Registration Statement).

10.19	Starz Severance Agreement between Scott D. Macdonald and Starz Entertainment, LLC, dated as of April 1, 2014 (incorporated by reference to Exhibit 10.20 to the Registration Statement).

10.20	Starz Severance Agreement between Jason Wyrick and Starz Entertainment, LLC, dated as of April 1, 2016 (incorporated by reference to Exhibit 10.21 to the Registration Statement).

10.21	Starz Severance Agreement between Audrey Lee and Starz Entertainment, LLC, dated as of June 1, 2022 (incorporated by reference to Exhibit 10.22 to the Registration Statement).

10.22	Form of Starz Entertainment Corp. 2025 Performance Incentive Plan (incorporated by reference to Exhibit 10.6 to the Registration Statement).

10.23	Starz LLC Deferred Compensation Plan, restated effective September 1, 2007 (incorporated by reference to Exhibit 10.8 to the Registration Statement).

99.1	Press Release, dated May 7, 2025.

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Starz Entertainment Corp.

By:	/s/ Scott Macdonald
Name:	Scott Macdonald
Title:	Chief Financial Officer

Date: May 7, 2025